EXECUTION COUNTERPART

                           AMENDMENT NO. 1 TO GUARANTY


     This  AMENDMENT  AGREEMENT  NO. 1 TO  GUARANTY  (this  "Agreement"  or this
"Amendment"),  dated  as of July  26,  1996,  is  entered  into  by and  between
SMITHFIELD FOODS, INC., a Delaware Corporation (the "Guarantor")and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch, as Agent for the Banks (the "Agent"), and each financial institution a party hereto (being individually referred to as a "Bank" and collectively referred to as the "Banks") agree as follows:


                             PRELIMINARY STATEMENTS

     (1) The Agent and the Banks have entered into that certain Fourth Amended, Restated and Continued Revolving Credit Agreement dated as of April 30, 1996 (as so amended hereby and from time to time hereafter, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) among Gwaltney of Smithfield, Ltd. ("Gwaltney"), the Smithfield Packing Company, Incorporated ("Packing"), Patrick Cudahy Incorporated ("Cudahy"), Esskay, Inc. ("Esskay), Brown's of Carolina, Inc.("Brown's") and John Morrell & Co. ("Morrell"; Gwaltney, Packing, Cudahy, Brown's and Morrell being individually referred to as a "Borrower" and collectively referred to as the "Borrowers").

     (2)  Effective June 13, 1996, Esskay was merged into Gwaltney.

     (3) Pursuant to that certain Fourth Amended, Restated and Continued Guaranty dated as of April 30, 1996 made by the Guarantor in favor of the Agent, as Agent of the Banks (the "Guaranty"), the Guarantor unconditionally guaranteed the obligations of the Borrowers under the Credit Agreement.

     (4) As requested by the Borrowers and the Guarantor, the Banks have agreed to amend certain covenants in the Guaranty.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                    ARTICLE I

                           FIRST AMENDMENT TO GUARANTY

     SECTION 1.1. Amendments to Guaranty The Guaranty shall be, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2.01 hereof, amended as follows:

     (a) Amendments to Section 6. Clauses (i) and (j) of Section 6 shall be amended in their entirety to read as follows:

               (i) Liens, Etc. Not create or suffer to exist, or permit any subsidiary to create or suffer to exist, any lien, security interest or other charge or encumbrance, or any other type of preferential arrangement, upon or with respect to any of its properties or its subsidiaries', whether now owned or hereafter acquired, or assign any right to receive income, in each case to secure any Debt (as defined below) of any person or entity, other than (i) purchase money liens or purchase money security interests upon or in any property acquired or held by the Guarantor or any of its subsidiaries in the ordinary course of business to secure the purchase price of such property or to secure indebtedness incurred solely for the purpose of financing the acquisition of such property, (ii) liens or security interests existing on such property at the time of its acquisition, (iii) liens (other than liens permitted by clause (iv) hereof or replaced with liens permitted by clause (iv) hereof) in existence on the date hereof and set forth on Schedule 6(f) hereto, (iv) liens on the Noteholder Security as defined and described in that certain Intercreditor Agreement dated as of July 15, 1996 by and among the Guarantor, the Borrowers, SFFC, Inc., the Agent, the Banks and the Noteholders (as such term is therein defined) and First Union Bank of Connecticut, as security trustee for the Noteholders securing Debt outstanding under one or more series of notes issued pursuant to separate Note Purchase Agreements dated as of July 15, 1996 between the Guarantor and the purchasers listed therein, in the aggregate stated principal amount of $199,707,354, together with any and all Debt used to refinance or repay such debt so long as the aggregate principal amount thereof is not increased thereby, provided that the aggregate principal amount of the indebtedness secured by the liens or security interests referred to in clauses (i), (ii), (iii) and (iv) above shall not exceed $300,000,000 at any time outstanding or (v) liens granted to the Agent on behalf of the Banks.

               (j) Dividends, Etc. Not declare or pay any dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of assets to its stockholders as such, or permit any of its subsidiaries to declare or pay any dividends, purchase or otherwise acquire for value any stock of any Borrower, except that (i) it may declare and pay dividends on its $20,000,000 principal amount of its Series C 6.75% Cumulative Convertible Preferred Stock in an aggregate amount not to exceed $1,350,000 during any fiscal year and (ii) a Borrower may declare and deliver dividends and distributions payable in common stock of such Borrower. Notwithstanding the foregoing, each and every Borrower may declare or pay dividends, purchase or otherwise acquire for value any of its capital stock now or hereafter outstanding, or make any distribution of its assets to stockholders as may be necessary after taking into account all such other dividends, purchases, acquisitions and distributions made by any other Borrower to make any and all payments due (including, without limitation, any and all amounts due by way of acceleration, required or optional prepayment or otherwise) in connection with the Guarantor's Debt outstanding under one or more series of notes issued pursuant to a Note Purchase Agreement dated as of July 15, 1996 among the Guarantor and the purchasers list thereunder in the aggregate stated principal amount of $199,707,354, together with any and all Debt used to refinance or repay such Debt then outstanding, so long as, in any event, the aggregate principal amount thereof and interest rate thereon is not increased.


                                   ARTICLE II

                              CONDITIONS PRECEDENT

     SECTION 2.1. Conditions of Effectiveness. This Amendment shall become effective when, and only when, (a) the Agent shall have received counterparts of this Amendment executed by each of the parties hereto, (b) all accrued but unpaid interest, fees and expenses under the terms of the Credit Agreement, as amended hereby, and all outstanding fees and expenses of counsel to the Agent, shall have been paid in full to the extent due and payable after giving effect to this Amendment, (c) the representations and warranties contained herein shall be true on and as of the date of the effectiveness of this Amendment (the "Effective Date"), there shall exist on the Effective Date, no Event of Default or Default and there shall exist no material adverse change in the financial condition, business operation or prospects of the Guarantor or its Subsidiaries since April 28, 1996, and (d) the Agent additionally shall have received all of the following documents, each (unless otherwise indicated) being dated the date of receipt thereof by the Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Agent and the Banks:

          (i) Copies of (A) all documents evidencing all requisite corporate action of the Guarantor (including any and all resolutions of the Board of Directors of the Guarantor) authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby and thereby and (B) all documents evidencing all Governmental Approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby.

          (ii) A good standing certificate issued by the Secretary of State of its incorporation and certificates of qualification to do business as a foreign corporation for the Guarantor issued by the Secretary of State of each State in which the Guarantor is required by law to be qualified to do business, each dated as of a date not more than thirty days prior to the date hereof.

          (iii) A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying the names and true signatures of the officers authorized to sign this Amendment on behalf of the Guarantor and any other documents to be delivered by the Guarantor hereunder.

          (iv) A favorable opinion of McGuire, Woods, Boothe & Battle, in form and substance satisfactory to the Agent and the Banks.

          (v) A true, correct and duly executed copy of each Note Purchase Agreement, each dated July 15, 1996 between the Guarantor and each of the noteholders (the "Note Agreements") including all schedules and exhibits thereto and side letters, if any, effecting the terms thereof or otherwise delivered in connection therewith, together with all amendments and waivers thereto and any certificates executed in connection therewith accompanied by an officer's certificate dated the closing date to such effect. The transactions described in the Note Agreements which are to occur prior to the closing date shall have been consummated in all material respects in accordance with the terms and provisions thereof, and no material provision of the Note Agreements shall have been amended, supplemented or otherwise modified or waived without the prior written consent of the Banks.

          (vi) An Officer's Certificate, dated the Effective Date, to the effect that the representations and warranties contained herein shall be true on and as of the Effective Date; there shall exist on the Effective Date, no Event of Default or Default; and there shall exist no material adverse change in the financial condition, business operation or prospects of the Guarantor or its Subsidiaries since April 28, 1996; and

          (vii) Such other documents, instruments, approvals (and, if required by the Agent, certified duplicates of executed copies thereof) or opinions as the Agent or any Bank may reasonably request.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. (a) The Guarantor hereby repeats and confirms each of the representations and warranties made by it in the Guaranty, as amended hereby, as though made on and as of the date hereof, with each reference therein to "this Agreement", the "Loan Documents", "hereof", "hereunder", "thereof", "thereunder" and words of like import being deemed to be a reference to the Guaranty and the Loan Documents, in each case as amended hereby.

     (b)  The Guarantor represents and warrants as follows:

          (i) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary.

          (ii) The execution, delivery and performance by the Guarantor of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) the Guarantor's charter or by-laws, (B) law or (C) any legal or contractual restriction binding on or affecting the Guarantor; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

          (iii) No Governmental Approval is required for the due execution, delivery and performance by the Guarantor of this Amendment, except for such Governmental Approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

          (iv) This Amendment constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms; subject to the qualifications, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and that the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought.

          (v) There are no pending or threatened actions, suits or proceedings affecting the Guarantor or the properties of the Guarantor or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Guarantor and it Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of the Guaranty or any other Loan Document, in each case as amended by this Amendment.


                                   ARTICLE IV

                               WAIVER OF COVENANTS

     SECTION 4.1. Waiver. Subject to the effectiveness of this Amendment Agreement, each of the Banks, pursuant to the request of the Guarantor, hereby waives solely with respect to the period commencing June 30, 1996 and ending on the Effective Date hereof, the covenants contained in Section 6(d) of the Guaranty and each of the Banks hereby waives Default Interest for such period.


                                    ARTICLE V

                                  MISCELLANEOUS

     SECTION 5.1. Reference to and Effect on the Operative Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guaranty and each reference in the other Loan Documents to "the Guaranty", "thereunder", "thereof" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement, the Guaranty and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5.2. Costs and Expenses. The Guarantor agrees to pay on demand all costs and expenses incurred by the Agent and the Banks in connection with the preparation, execution and delivery of this Amendment and the other documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities under this Amendment. The Guarantor further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Agent and the Banks in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other documents to be delivered hereunder and thereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section 6.02.

     SECTION 5.3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 5.4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                       [Signatures Commence on Next Page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         SMITHFIELD FOODS, INC.


                         By /s/ Aaron D. Trub
                            Title: Vice President, Secretary &
                                    Treasurer


                         COOPERATIEVE CENTRALE
                           RAIFFEISEN-BOERENLEENBANK,
                           B.A., "RABOBANK NEDERLAND",
                            NEW YORK BRANCH,
                            individually and as Agent


                            By /s/ Joanna M. Solowski
                               Authorized Officer


                          By /s/ Barbara Hyland
                               Authorized Officer



                         NATIONSBANK, N.A.


                           By /s/ Michael R. Williams
                          Title: Senior Vice President


                         DG BANK, DEUTSCHE
                              GENOSSENSCHAFTSBANK,
                              CAYMAN ISLANDS BRANCH

                          By /s/ [SIGNATURE ILLEGIBLE]
                          Title: Senior Vice President


                          By /s/ [SIGNATURE ILLEGIBLE]
                            Title: Assistant Vice President



                           THE SUMITOMO BANK, LIMITED,
                            NEW YORK BRANCH

                          By /s/ [SIGNATURE ILLEGIBLE]
                          Title: Joint General Manager



                         SUNTRUST BANK, ATLANTA

                           By /s/ Robert V. Honeycutt
                            Title: Assistant Vice President

                            By /s/ Gregory L. Cannon
                              Title: Vice President


                         CAISSE NATIONALE DE
                                 CREDIT AGRICOLE

                         By_________________________________
                            Title:



                            BOATMEN'S FIRST NATIONAL
                               BANK OF KANSAS CITY


                         By /s/ Ellen M. Isch
                              Title: Vice President







                         FARM CREDIT SERVICES OF THE MIDLANDS, PCA

                         By /s/ R. Cleary

                              Title: Vice President


ACCEPTED AND AGREED:

GWALTNEY OF SMITHFIELD, LTD.


By /s/ Aaron D. Trub
   Title: Secretary and Treasurer



JOHN MORRELL & CO.


By /s/ Aaron D. Trub
   Title: Secretary


THE SMITHFIELD PACKING
   COMPANY, INCORPORATED


By /s/ Aaron D. Trub
   Title: Secretary and Treasurer



PATRICK CUDAHY INCORPORATED


By /s/ Aaron D. Trub
   Title: Secretary



BROWN'S OF CAROLINA, INC.



By /s/ Aaron D. Trub
   Title: Secretary and Treasurer

                                                           EXECUTION COUNTERPART


                        AMENDMENT NO. 2 TO GUARANTY


     This AMENDMENT AGREEMENT NO. 2 TO GUARANTY (this "Agreement" or this "Amendment"), dated as of July 29, 1996, is entered into by and between SMITHFIELD FOODS, INC., a Delaware Corporation (the "Guarantor") and COOPERATIEVE CENTRALE RAIFFEISEN-BOERENLEENBANK B.A., "Rabobank Nederland", New York Branch, as Agent for the Banks (the "Agent"), and each financial institution a party hereto (being individually referred to as a "Bank" and collectively referred to as the "Banks") agree as follows:


                           PRELIMINARY STATEMENTS

     (1) The Agent and the Banks have entered into that certain Fourth Amended, Restated and Continued Revolving Credit Agreement dated as of April 30, 1996 (as so amended hereby and from time to time hereafter, the "Credit Agreement", the terms defined therein and not otherwise defined herein being used herein as therein defined) among Gwaltney of Smithfield, Ltd. ("Gwaltney"), the Smithfield Packing Company, Incorporated ("Packing"), Patrick Cudahy Incorporated ("Cudahy"), Esskay, Inc. ("Esskay"), Brown's of Carolina, Inc.("Brown's") and John Morrell & Co. ("Morrell"; Gwaltney, Packing, Cudahy, Brown's and Morrell being individually referred to as a "Borrower" and collectively referred to as the "Borrowers").

     (2)  Effective June 13, 1996, Esskay was merged into Gwaltney.

     (3) Pursuant to that certain Fourth Amended, Restated and Continued Guaranty dated as of April 30, 1996 made by the Guarantor in favor of the Agent, as Agent of the Banks (the "Guaranty"), the Guarantor unconditionally guaranteed the obligations of the Borrowers under the Credit Agreement.

     (4) As requested by the Borrowers and the Guarantor, the Banks have agreed to amend certain covenants in the Guaranty.

     NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

                                 ARTICLE I

                        AMENDMENT NO. 2 TO GUARANTY

     SECTION 1.1. Amendments to Guaranty The Guaranty shall be, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2.01 hereof, amended as follows:

     (a) Amendment to Section 6 (a). Clause (a) of Section 6 shall be amended by deleting the word "and" at the end of subclause (v) thereof, renumbering subclause (vi) to be subclause (vii) and inserting immediately after subclause (v) a new subclause (vi) to read as follows:

               (vi) at any time at least one Note Purchase Agreement dated as of July 15, 1996 between the Guarantor and the purchasers listed thereunder, providing for the purchase of the Guarantor's Notes in the aggregate stated principal amount of $199,707,354, is in effect, at the same time required thereby, a copy of each item required to be furnished by the Guarantor or any subsidiary pursuant thereto; and

     (b) Amendments to Section 6 (d) through (f), (h) and (k). Clauses (d) through (f) and (h) and (k) of Section 6 shall be amended in their entirety to read as follows:

               (d)  Working Capital.   Maintain on a  consolidated basis at
          all  times   (i) an  excess   of  current  assets   over  current
          liabilities, in each case, as determined in accordance with generally accepted accounting principles ("Working Capital") of not less than the amount set forth below opposite the applicable period (it being understood that the period shall include the ending date thereof):

                          Period                            Amount
                          From 06/30/96 to 07/27/96     $115,000,000
                          From 07/28/96 to 10/26/96     $110,000,000
                          From 10/27/96 to 01/25/97     $110,000,000
                          From 01/26/97 to 04/26/97     $125,000,000
                          From 04/27/97 to 07/26/97     $115,000,000
                          From 07/27/97 to 10/25/97     $110,000,000
                          From 10/26/97 to 01/31/98     $110,000,000
                          From 02/01/98 to 05/02/98     $125,000,000
                          From 05/03/98 to 08/01/98     $115,000,000

          and (ii) a ratio of current assets to current liabilities, in each case, as determined in accordance with generally accepted accounting principles, of not less than the ratios set forth below opposite the applicable period (it being understood that the period shall include the ending date thereof):


                          Period                       Ratio
                          From 06/30/96 to 07/27/96   1.25 to 1.0
                          From 07/28/96 to 10/26/96   1.15 to 1.0
                          From 10/27/96 to 01/25/97   1.15 to 1.0
                          From 01/26/97 to 04/26/97   1.30 to 1.0
                          From 04/27/97 to 07/26/97   1.30 to 1.0
                          From 07/27/97 to 10/25/97   1.15 to 1.0
                          From 10/26/97 to 01/31/98   1.15 to 1.0
                          From 02/01/98 to 05/02/98   1.30 to 1.0
                          From 05/03/98 to 08/01/98   1.30 to 1.0

               (e) Net Worth and Debt. Maintain on a consolidated basis at all times (i) a Consolidated Tangible Net Worth (as
          hereinafter   defined)   of  not   less   than   the  higher   of
          (a) $155,000,000, as of April 30, 1995, plus 75% of Consolidated Net Income, (without taking into account any losses) on a cumulative basis for each quarter ending after April 30, 1995 and
          (b) the amount set forth below opposite the applicable period (it being understood that the period shall include the ending date thereof):


                          Period                          Amount
                          From 06/30/96 to 07/27/96    $185,000,000
                          From 07/28/96 to 10/26/96    $200,000,000
                          From 10/27/96 to 01/25/97    $210,000,000
                          From 01/26/97 to 04/26/97    $220,000,000
                          From 04/27/97 to 07/26/97    $230,000,000
                          From 07/27/97 to 10/25/97    $240,000,000
                          From 10/26/97 to 01/31/98    $250,000,000
                          From 02/01/98 to 05/02/98    $260,000,000
                          From 05/03/98 to 08/01/98    $270,000,000

          and (ii) a ratio of Debt to Consolidated Tangible Net Worth of not more than 2.50 to 1.00.

               (f) Total Indebtedness to Total Capitalization Ratio. Permit at any time the aggregate outstanding principal amount of Consolidated Total Indebtedness to exceed at any time during the period specified below the percentage of Consolidated Total Capitalization set forth opposite such applicable period (it being understood that the period shall include the ending date thereof):

                          Period                     Percentage
                          From 06/30/96 to 07/27/96     71.0%
                          From 07/28/96 to 10/26/96     73.0%
                          From 10/27/96 to 01/25/97     73.0%
                          From 01/26/97 to 04/26/97     66.0%
                          From 04/27/97 to 07/26/97     67.0%
                          From 07/27/97 to 10/25/97     68.0%
                          From 10/26/97 to 01/31/98     68.0%
                          From 02/01/98 to 05/02/98     63.0%
                          From 05/03/98 to 08/01/98     63.0%

          ; provided, however, that if during the 30-day period prior to the date of determination the average spot price quoted in the Wall Street Journal for Iowa/South Minnesota hogs plus $3.00 (or such other amount which is the average prevailing carcass merit premium paid by the Borrowers during such period) equals or exceeds $55 per hundredweight, the percentages shall be equal to the following for such applicable period:

                          From 01/26/97 to 04/26/97      69.0%
                          From 04/27/97 to 07/26/97      69.0%

               (h) Fixed Charge Coverage. Maintain at all times a Fixed Charge Coverage of not less than the amount set forth below for the consecutive four quarter period ending at the date set forth opposite such amount:

                          Quarter Ending                 Coverage
                          July 28, 1996                    .60
                          October 27, 1996                 .70
                          January 26, 1997                 .85
                          April 27, 1997                   .95
                          July 27, 1997 and thereafter    1.00

          (k) Capital Expenditures. Not incur on a consolidated basis with its subsidiaries, Capital Expenditures in excess of the amount for the period set forth below on a cumulative basis for each fiscal year:

                          Quarter Ending               Amount
                          July 28, 1996                $25,000,000
                          October 27, 1996             $35,000,000
                          January 26, 1997        Permitted Amount
                          April 27, 1997          Permitted Amount
                          July 27, 1997                $30,000,000
                          October 25, 1997             $40,000,000
                          January 31, 1998        Permitted Amount
                          May 2, 1998             Permitted Amount
                          August 1, 1998               $25,000,000


               "Permitted Amount"  shall mean  an amount  equal to the  sum
          (i) year-to-date after tax income plus (ii) year-to-date depreciation plus (iii) year-to-date amortization, all as calculated in accordance with generally accepted accounting principles.

     (c)  Amendment to  Schedule 6(f).   Schedule 6(f)  to the  Guaranty is
deleted  in its  entirety  and the  Schedule 6.01(f)    attached hereto  is
substituted therefor.

                                 ARTICLE II

                            CONDITIONS PRECEDENT

     SECTION 2.1. Conditions of Effectiveness. This Amendment shall become effective when, and only when, (a) the Agent shall have received counterparts of this Amendment executed by each of the parties hereto, (b) all accrued but unpaid interest, fees and expenses under the terms of the Credit Agreement, as amended hereby, and all outstanding fees and expenses of counsel to the Agent, shall have been paid in full to the extent due and payable after giving effect to this Amendment, (c) the representations and warranties contained herein shall be true on and as of the date of the effectiveness of this Amendment (the "Effective Date"), there shall exist on the Effective Date, no Event of Default or Default and there shall exist no material adverse change in the financial condition, business operation or prospects of the Guarantor or its Subsidiaries since April 28, 1996, and
(d) the Agent additionally shall have received all of the following documents, each (unless otherwise indicated) being dated the date of receipt thereof by the Agent (which date shall be the same for all such documents), in form and substance satisfactory to the Agent and the Banks:

          (i) Copies of (A) all documents evidencing all requisite corporate action of the Guarantor (including any and all resolutions of the Board of Directors of the Guarantor) authorizing the execution, delivery and performance of this Amendment and the matters contemplated hereby and thereby and (B) all documents evidencing all Governmental Approvals, if any, with respect to this Amendment and the matters contemplated hereby and thereby.

          (ii) Duly executed copies of the Amendment No. 1 to Guaranty, in substantially the form of Exhibit A hereto;

          (iii) A good standing certificate issued by the Secretary of State of its incorporation and certificates of qualification to do business as a foreign corporation for the Guarantor issued by the Secretary of State of each State in which the Guarantor is required by law to be qualified to do business, each dated as of a date not more than thirty days prior to the date hereof.

          (iv) A certificate of the Secretary or an Assistant Secretary of the Guarantor certifying the names and true signatures of the officers authorized to sign this Amendment on behalf of the Guarantor and any other documents to be delivered by the Guarantor hereunder.

          (v) A favorable opinion of McGuire, Woods, Boothe & Battle, in form and substance satisfactory to the Agent and the Banks.

          (vi) A true, correct and duly executed copy of each Note Purchase Agreement, each dated July 15, 1996 between the Guarantor and each of the noteholders (the "Note Agreements") including all schedules and exhibits thereto and side letters, if any, effecting the terms thereof or otherwise delivered in connection therewith, together with all amendments and waivers thereto and any certificates executed in connection therewith accompanied by an officer's certificate dated the closing date to such effect. The transactions described in the Note Agreements which are to occur prior to the closing date shall have been consummated in all material respects in accordance with the terms and provisions thereof, and no material provision of the Note Agreements shall have been amended, supplemented or otherwise modified or waived without the prior written consent of the Banks.

          (vii) An Officer's Certificate, dated the Effective Date, to the effect that the representations and warranties contained herein shall be true on and as of the Effective Date; there shall exist on the Effective Date, no Event of Default or Default; and there shall exist no material adverse change in the financial condition, business operation or prospects of the Guarantor or its Subsidiaries since April 28, 1996; and

          (viii) Such other documents, instruments, approvals (and, if required by the Agent, certified duplicates of executed copies thereof) or opinions as the Agent or any Bank may reasonably request.


                                ARTICLE III

                       REPRESENTATIONS AND WARRANTIES

     SECTION 3.1. Representations and Warranties. (a) The Guarantor hereby repeats and confirms each of the representations and warranties made by it in the Guaranty, as amended hereby, as though made on and as of the date hereof, with each reference therein to "this Agreement", the "Loan Documents", "hereof", "hereunder", "thereof", "thereunder" and words of like import being deemed to be a reference to the Guaranty and the Loan Documents, in each case as amended hereby.


     (b)  The Guarantor represents and warrants as follows:

          (i) The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation and is duly qualified to do business in, and is in good standing in, all other jurisdictions where the nature of its business or the nature of property owned or used by it makes such qualification necessary.

          (ii) The execution, delivery and performance by the Guarantor of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action and do not contravene (A) the Guarantor's charter or by-laws, (B) law or (C) any legal or contractual restriction binding on or affecting the Guarantor; and such execution, delivery and performance do not or will not result in or require the creation of any Lien upon or with respect to any of its properties.

          (iii) No Governmental Approval is required for the due execution, delivery and performance by the Guarantor of this Amendment, except for such Governmental Approvals as have been duly obtained or made and which are in full force and effect on the date hereof and not subject to appeal.

          (iv) This Amendment constitutes the legal, valid and binding obligations of the Guarantor enforceable against the Guarantor in accordance with its terms; subject to the qualifications, however, that the enforcement of the rights and remedies herein is subject to bankruptcy and other similar laws of general application affecting rights and remedies of creditors and that the remedy of specific performance or of injunctive relief is subject to the discretion of the court before which any proceedings therefor may be brought.

          (v) There are no pending or threatened actions, suits or proceedings affecting the Guarantor or the properties of the Guarantor or any of its Subsidiaries before any court, governmental agency or arbitrator, that may, if adversely determined, materially adversely affect the financial condition, properties, business, operations or prospects of the Guarantor and it Subsidiaries, considered as a whole, or affect the legality, validity or enforceability of the Guaranty or any other Loan Document, in each case as amended by this Amendment.


                                 ARTICLE IV

                            WAIVER OF COVENANTS

     SECTION 4.1. Waiver. Subject to the effectiveness of this Amendment Agreement, each of the Banks, pursuant to the request of the Guarantor, hereby waives solely with respect to the period commencing June 30, 1996 and ending on the Effective Date hereof, the covenants contained in
Section 6(d) of the Guaranty and each of the Banks hereby waives Default Interest for such period.


                                 ARTICLE V

                               MISCELLANEOUS

     SECTION 5.1. Reference to and Effect on the Operative Documents. (a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Guaranty to "this Agreement", "hereunder", "hereof" or words of like import referring to the Guaranty and each reference in the other Loan Documents to "the Guaranty", "thereunder", "thereof" or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as amended hereby.

     (b) Except as specifically amended above, the Credit Agreement, the Guaranty and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrowers under the Credit Agreement and the other Loan Documents.

     (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Bank or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

     SECTION 5.2.   Costs and  Expenses.   The Guarantor  agrees to pay  on
demand all costs and expenses incurred by the Agent and the Banks in connection with the preparation, execution and delivery of this Amendment and the other documents to be delivered hereunder and thereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Agent and the Banks with respect thereto and with respect to advising the Agent and the Banks as to their rights and responsibilities under this Amendment. The Guarantor further agrees to pay on demand all costs and expenses, if any (including, without limitation, reasonable counsel fees and expenses of counsel), incurred by the Agent and the Banks in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Amendment and the other documents to be delivered hereunder and thereunder, including, without limitation, counsel fees and expenses in connection with the enforcement of rights under this Section 6.02.

     SECTION 5.3. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     SECTION 5.4. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                    [Signatures Commence on Next Page.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                         SMITHFIELD FOODS, INC.



                         By /s/ Aaron D. Trub
                            Title: Vice President, Secretary &
                                    Treasurer



                         COOPERATIEVE CENTRALE
                            RAIFFEISEN-BOERENLEENBANK,
                            B.A., "RABOBANK NEDERLAND",
                            NEW YORK BRANCH,
                            individually and as Agent


                         By /s/ Joanna M. Solowski
                            Authorized Officer



                         By /s/ Barbara Hyland
                            Authorized Officer




                         NATIONSBANK, N.A.



                         By /s/ Michael R. Williams
                            Title: Senior Vice President


                         DG BANK, DEUTSCHE
                            GENOSSENSCHAFTSBANK,
                            CAYMAN ISLANDS BRANCH

                         By /s/ [SIGNATURE ILLEGIBLE]
                            Title: Senior Vice President

                         By /s/ [SIGNATURE ILLEGIBLE]
                            Title: Assistant Vice President




                         THE SUMITOMO BANK, LIMITED,
                            NEW YORK BRANCH


                         By /s/ [SIGNATURE ILLEGIBLE]
                            Title: Joint General Manager




                         SUNTRUST BANK, ATLANTA

                         By /s/ Robert V. Honeycutt
                            Title: Assistant Vice President


                         By /s/ Gregory L. Cannon
                            Title: Vice President



                         CAISSE NATIONALE DE
                              CREDIT AGRICOLE

                         By_________________________________
                            Title:




                         BOATMEN'S FIRST NATIONAL
                              BANK OF KANSAS CITY



                         By /s/ Ellen M. Isch
                            Title: Vice President

                         FARM CREDIT SERVICES OF
                              THE MIDLANDS, PCA


                         By /s/ R. Cleary
                            Title: Vice President



ACCEPTED AND AGREED:

GWALTNEY OF SMITHFIELD, LTD.



By /s/ Aaron D. Trub
   Title: Secretary and Treasurer




JOHN MORRELL & CO.


By /s/ Aaron D. Trub

   Title: Secretary


THE SMITHFIELD PACKING
   COMPANY, INCORPORATED



By /s/ Aaron D. Trub
   Title: Secretary and Treasurer




PATRICK CUDAHY INCORPORATED



By /s/ Aaron D. Trub
   Title: Secretary

BROWN'S OF CAROLINA, INC.




By /s/ Aaron D. Trub
   Title: Secretary and Treasurer